UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2016

JAVELIN Mortgage Investment Corp.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35673	45-5517523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by JAVELIN Mortgage Investment Corp., a Maryland corporation (“JAVELIN”), with the Securities and Exchange Commission (the “SEC”) on March 2, 2016, JAVELIN entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated March 1, 2016, among JAVELIN, ARMOUR Residential REIT, Inc., a Maryland corporation (“ARMOUR”), and JMI Acquisition Corporation, a Maryland corporation and wholly-owned subsidiary of ARMOUR (“Acquisition”).  Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, ARMOUR, through Acquisition, commenced a tender offer (the “Tender Offer”) to purchase all of the outstanding shares of JAVELIN’s common stock, par value $0.001 per share (the “JAVELIN Common Stock”), at a per share price of $7.18 in cash (the “Tender Offer Price”), which is equal to 87% of the book value per share (as calculated in accordance with the Merger Agreement), as of 5:00 P.M., New York City time, on the date that was ten (10) business days prior to the expiration date of the Tender Offer, which date for the determination of such price was March 18, 2016, net to the holders thereof, without interest thereon and less any required withholding taxes, upon the terms and subject to the conditions set forth in ARMOUR’s Offer to Purchase, dated March 7, 2016 (as amended or supplemented from time to time, the “Offer to Purchase”), and the related Letter of Transmittal (as amended or supplemented from time to time).

Item 2.01.

Completion of Acquisition or Disposition of Assets.

As previously reported, the Tender Offer expired at 11:59 P.M., New York City time, on Friday, April 1, 2016.  As of such time, all of the conditions to the Tender Offer, including the Minimum Condition (as defined in the Merger Agreement), were satisfied.  ARMOUR, through Acquisition, agreed to purchase 6,785,972 shares of JAVELIN Common Stock that were properly tendered (including 594,297 shares tendered through notices of guaranteed delivery) and not withdrawn prior to expiration of the Tender Offer at the Tender Offer Price of $7.18 per share, for an aggregate cost of approximately $48.7 million, excluding fees and expenses relating to the Tender Offer.  ARMOUR’s agreement to purchase in the Tender Offer the 6,785,972 shares of JAVELIN Common Stock (including the shares tendered through notices of guaranteed delivery) resulted in ARMOUR’s ownership of approximately 57.2% of the JAVELIN Common Stock, based on the number of shares outstanding as of April 1, 2016.  The Minimum Condition was met as a result of the tender of 6,304,603 shares (including 594,297 shares tendered through notices of guaranteed delivery), exclusive of the 481,369 shares that were owned immediately before the expiration of the Tender Offer by ARMOUR, any of its subsidiaries or any officers or directors of ARMOUR, or JAVELIN.  ARMOUR and Acquisition made prompt payment for the tendered shares of JAVELIN Common Stock.

On April 6, 2016 at 4:30 P.M., New York City time (the “Effective Time”), pursuant to the Merger Agreement and in accordance with Section 3-106.1 of the Maryland General Corporation Law (the “MGCL”), Acquisition merged with and into JAVELIN (the “Merger”), with JAVELIN surviving the Merger as a wholly-owned subsidiary of ARMOUR (the “Surviving Corporation”).

At the Effective Time, pursuant to the Merger Agreement, all of the remaining shares of JAVELIN Common Stock not purchased by ARMOUR in the Tender Offer (other than the Excluded Shares (as defined below)) were automatically converted into the right to receive the same cash price per share as in the Tender Offer, which was $7.18 per share, for an aggregate cost of approximately $36.5 million. Also at the Effective Time, shares owned by ARMOUR or Acquisition or by any subsidiary of ARMOUR, Acquisition or JAVELIN (the “Excluded Shares”) (except to the extent held by any such person on behalf of a third party), were automatically canceled and ceased to exist, and no cash, stock or other consideration was delivered.

As disclosed in the Offer to Purchase, ARMOUR funded payments connected to the Tender Offer and Merger out of its cash on hand and other liquid assets.

The MGCL did not require that the Merger be approved by JAVELIN’s stockholders.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Additional information concerning the Tender Offer and the Merger is contained in (i) the Solicitation/Recommendation Statement on Schedule 14D-9, originally filed by JAVELIN with the SEC on March 8, 2016, as subsequently amended and supplemented, (ii) the Rule 13e-3 Transaction Statement on Schedule 13E-3, originally filed by JAVELIN with the SEC on March 10, 2016, as subsequently amended and supplemented, and (iii) the combined Tender Offer Statement and the Rule 13e-3 Transaction Statement on Schedule TO, originally filed by ARMOUR, Acquisition and the other filing persons therein with the SEC on March 7, 2016, as subsequently amended and supplemented, and such information is incorporated herein by reference.

Item 3.01.

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, JAVELIN notified The New York Stock Exchange (“NYSE”) on April 6, 2016 that the Merger was completed and requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of JAVELIN Common Stock from the NYSE. Such delisting will result in the termination of the registration of JAVELIN Common Stock under Section 12(b) of the Exchange Act. JAVELIN intends to file a certification on Form 15 with the SEC requesting that JAVELIN Common Stock be deregistered under Section 12(g) of the Exchange Act and that JAVELIN’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.

Material Modification to Rights of Security Holders.

The information contained in the Introductory Note above and in Items 2.01 and 3.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

From and after the Effective Time, pursuant to the Merger Agreement, Scott J. Ulm, Jeffrey J. Zimmer and James R. Mountain comprise the board of directors of the Surviving Corporation and will hold office in accordance with the MGCL and the Surviving Corporation’s organizational documents.  Prior to the Effective Time, Messrs. Ulm and Zimmer served on the board of directors of JAVELIN.  Mr. Mountain served as JAVELIN’s Chief Financial Officer, Treasurer and Secretary and will continue to serve in such positions for the Surviving Corporation, in addition to his role as director, as further described in the paragraph below.  As a result of the Merger, the other members of the board of directors of JAVELIN immediately prior to the Effective Time do not serve on the board of directors of the Surviving Corporation.

Pursuant to the Merger Agreement, the officers of JAVELIN immediately prior to the Effective Time remained in their positions following the Effective Time and will hold office at the pleasure of the board of directors of the Surviving Corporation and in accordance with the bylaws of the Surviving Corporation.

Item 8.01.

Other Events.

On April 6, 2016, JAVELIN and ARMOUR issued a joint press release announcing the consummation of the Merger.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of March 1, 2016, among JAVELIN Mortgage Investment Corp., ARMOUR Residential REIT, Inc. and JMI Acquisition Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by JAVELIN Mortgage Investment Corp. with the SEC on March 2, 2016).

99.1	Press Release, dated April 6, 2016.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2016

JAVELIN MORTGAGE INVESTMENT CORP.

By: /s/ James R. Mountain

Name: James R. Mountain

Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of March 1, 2016, among JAVELIN Mortgage Investment Corp., ARMOUR Residential REIT, Inc. and JMI Acquisition Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by JAVELIN Mortgage Investment Corp. with the SEC on March 2, 2016).

99.1	Press Release, dated April 6, 2016.